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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2005

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                        MERCANTILE BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)

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          Maryland                        0-5127                 52-0898572
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(State or other jurisdiction         (Commission File         (I.R.S. Employer
     of incorporation)                    Number)            Identification No.)
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           Two Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203
               (Address of principal executive offices) (Zip Code)

                          (410) 237-5900 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events

      This is an optional filing made to disclose the event reported below. It is not a filing required by Regulation FD.

      As previously disclosed, on July 12, 2004, former employee John Pileggi filed a lawsuit against Mercantile Bankshares Corporation ("Bankshares"), Mercantile Safe Deposit & Trust Company ("MSD&T") and Edward J. Kelly, III, Chairman and CEO of Bankshares alleging that the public statements made by the defendants regarding the circumstances of Mr. Pileggi's termination gave rise to claims of libel, invasion of privacy and false light. Mr. Pileggi also alleged breach of his employment contract and made a claim pursuant to a change-in-control agreement. The complaint sought actual and punitive damages amounting to in excess of $240 million.

      On September 27, 2004, Bankshares filed a countersuit against Mr. Pileggi alleging that during his employment, Mr. Pileggi engaged in activities that constituted fraud, breach of contract, and breach of his fiduciary duty. The countersuit sought compensatory and punitive damages amounting to $8.2 million.

      On March 30, 2005, Bankshares, MSD&T, Mr. Kelly and Mr. Pileggi agreed to dismiss all claims and provide full releases from any future claims. In addition, Mercantile has agreed to pay Mr. Pileggi $1.3 million in respect of Mr. Pileggi's employment contract and certain related benefits. Mercantile also has agreed, subject to certain conditions, to pay a portion of the legal fees incurred by Mr. Pileggi.


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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               Mercantile Bankshares Corporation
                                                         (Registrant)

Date: March 30, 2005                           /s/ Terry L. Troupe
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                                               Terry L. Troupe
                                               Chief Financial Officer and
                                               Executive Vice President